UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): March 01, 2013

QMIS Finance Securities Corporation

 (Exact name of registrant as specified in its charter)

Formerly known as “Lightman Grant, Inc.”

Delaware	59-3270650
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

Block 5, Room 2503, Wanda Square,

No.93 Jianguo Road, Chaoyang District,

Beijing, China 100022.

(Address of principal executive offices and zip code)

Phone: +86 13909840703

 (Registrant’s telephone number, including area code)

Copy of Communications To:

Bernard & Yam, LLP

Attn: Man Yam, Esq.

401 Broadway, Suite 1708

New York, NY 10013

Phone: 212-219-7783

Facsimile: 212-219-3604

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01 Other Events

On March 01, 2013, FINRA approved Lightman Grant Inc (“Company”) request for the name and symbol change. Effective on March 01, 2013, the Company’s name is changed to QMIS Finance Securities Corporation and the common stock of the Company is quoted under the symbol “QMIS”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

QMIS Finance Securities Corporation

(Formerly “Lightman Grant, Inc.”)

By:

/s/ Chin Yung Kong

Chin Yung Kong

President, CEO, CFO

Date:  March 13, 2013

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